UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         January 3, 2008
                                                   -----------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-6395                               95-2119684
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        (Commission File Number)           (IRS Employer Identification No.)

             200 Flynn Road
          Camarillo, California                                93012-8790
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(Address of Principal Executive Offices)                       (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

     On January 3, 2008, the Company issued a press release announcing its inclusion in the Nasdaq Global Select Market. A copy of the press release is attached hereto as Exhibit 99.1.

     The Company today reports that, as contemplated by the press release issued by the Company on December 3, 2007, it completed the repurchase of approximately $50.3 million of its common stock and concluded its stock repurchase program on December 12, 2007.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
      Exhibit 99.1     Press Release of the Company dated January 3, 2008


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008                           SEMTECH CORPORATION


                                         By: /s/ Emeka Chukwu
                                             ---------------------------------
                                             Emeka Chukwu
                                             Chief Financial Officer


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



                                INDEX TO EXHIBITS


Exhibit Number    Description of Document
--------------    -----------------------

         99.1     Press Release of the Company dated January 3, 2008


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